Subsequent Events	6 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

NOTE 17 – SUBSEQUENT EVENTS

Equity financing

On January 20, 2021, the Company closed a securities purchase agreement with certain institutional investors for the sale of 3,455,130 Class A common shares in a registered offering at the price of $2.15 per common share. After the payment of expenses, the Company received approximately $6.6 million in net proceeds from the sale of the common shares. In addition, warrants to purchase an aggregate of 1,727,565 common shares for $2.70 per share were issued to the investors and warrants to purchase an aggregate of 276,410 common shares for $2.70 per share were issued as commission to the placement agent in the offering. If fully exercised, the Company would receive aggregate gross proceeds from the warrants of approximately $5.4 million.

Exercise of stock options

Pursuant to the consulting agreement signed between TJ Capital and the Company on July 30, 2019, TJ Capital opted to exercise 10,000 share options on a cashless basis. On February 18, 2021, the Company issued 6,053 common shares to TJ Capital.

Consulting agreement

On April 15, 2021, the Company signed a consulting agreement with Real Miracle Investments Limited (“Real Miracle’) to provide strategic business and marketing consulting services to the Company for nine months from April 15, 2021. As the consideration for the service, Real Miracle is entitled to receive 250,000 shares of the Company’s common stock within ten days upon signing the agreement. On April 28, 2021, these shares were issued to Real Miracle.